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                                                        Exhibit 10.1.16.a




                         AGREEMENT TO AMEND AND RESTATE
                          ALLMAN EMPLOYMENT AGREEMENT



 The Company and Lawrence L. Allman have agreed, subject to final documentation thereof and the approval of such documentation by the Telxon Board of Directors, to amend and restate Mr. Allman's April 12, 1993 Employment Agreement as described below. Except as set forth below, the terms of that Agreement will be continued without change in the amendment and restatement.

Term:                                      Extended through March 31, 1999.

Salary: Base salary of $201,000 in FY95, subject to increase but not decrease upon review by the Itronix Board of Directors at the end of each fiscal year.

FY94 Bonus:                                A bonus of $126,184 based on
                                           Itronix's FY94 results.

FY95-99 Bonuses:                           Bonus of up to 50% of salary in each
                                           fiscal year, 75% of which bonus
                                           shall be based on Itronix achieving
                                           the Pre-Tax Income target approved
                                           by the Itronix Board for that fiscal
                                           year and 25% of which shall be based
                                           on other objectives set by the
                                           Itronix Board.

                                           The portion of the bonus based on
                                           financial performance shall be
                                           awarded as follows:  (a) if the Pre-
                                           Tax Income target is met, the entire
                                           financial performance based bonus
                                           shall be awarded; (b) if 80% of the
                                           Pre-Tax Income target is achieved,
                                           50% of the financial performance
                                           based bonus shall be awarded, and
                                           (c) if between 80% and 100% of the
                                           Pre-Tax Income target is met, a pro
                                           rata portion of the bonus shall be
                                           awarded.  No bonus based on
                                           financial performance shall be
                                           awarded if Pre-Tax Income is less
                                           than 80% of the target.

                                           "Pre-Tax Income" shall mean pre-tax
                                           income computed in accordance with
                                           GAAP and SEC push-down accounting
                                           rules and as such shall include all
                                           executive compensation, bonuses, and
                                           amortization and depreciation
                                           including amortization and
                                           depreciation resulting from good
                                           will and capitalized acquisition
                                           expenses.

FY95 Incremental Bonus:                    A bonus of up to $50,000 equal to
                                           an agreed percentage of an agreed
                                           increment of FY95 Pre-Tax Income in
                                           excess of an agreed threshold.
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Stock Options:                             Options to purchase 110,000 shares
                                           of Itronix common stock, subject to
                                           capitalization adjustments, for an
                                           aggregate $385,000 exercise price,
                                           with 25% of such options vesting
                                           immediately and the remaining options
                                           vesting equally over three years and
                                           upon vesting being exercisable in
                                           whole or as to any part.

Additional Stock Options:                  Out of a pool of options to purchase
                                           125,000 shares of Itronix common
                                           stock, subject to capitalization
                                           adjustments, reserved for future
                                           grants to key Itronix employees and
                                           Itronix management at a price to be
                                           determined at the time of grant,
                                           Allman shall receive 5,000 of the
                                           pool options, vesting over three
                                           years, if Itronix produces an agreed
                                           threshold of Pre-Tax Income in the
                                           first quarter of FY95.

Liquidity Bonus:                           At the end of three years, Allman
                                           may at his option, subject to
                                           certain conditions, relinquish and
                                           cancel all stock, and all options to
                                           purchase stock, of Itronix then held
                                           in exchange for a bonus from Itronix
                                           in an amount equal to (x) an agreed
                                           percentage of AIBT for FY95 in
                                           excess of an agreed threshold, plus
                                           (y) an agreed percentage of AIBT for
                                           FY96 in excess of an agreed
                                           threshold reduced by (z) all bonuses
                                           and incremental bonuses already paid
                                           to specified officers of Itronix,
                                           including Allman, in respect of FY95
                                           and FY96.  "AIBT" for these purposes
                                           shall mean Itronix's income before
                                           taxes adjusted to exclude (A) any
                                           costs incurred as a result of the
                                           acquisition of Itronix by Telxon or
                                           (B) any corporate overhead costs
                                           allocated by Telxon to Itronix.

Re-Signing Bonus:                          A $120,000 fee in consideration for
                                           restructuring his compensation
                                           package and executing the amended
                                           and restated agreement.

Termination:                               Telxon shall have the right to
                                           terminate his employment at any time
                                           with or without cause; if without
                                           cause, severance shall be paid over
                                           the following twelve months at a
                                           $201,000 annual rate.

Noncompete:                                Shall not directly or indirectly
                                           compete for a period of 18 months
                                           after termination of employment
                                           regardless of the time, manner or
                                           reason of such termination.


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